                                                                   Exhibit 10.3



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                          TRANSFER AND SALE AGREEMENT


                                 by and among

                          NEWCOURT FINANCIAL USA INC.
                                  as  Seller


                                      AND


                    NEWCOURT RECEIVABLES CORPORATION II
                                as Purchaser











                        Dated as of October [ ], 1998






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

                                  TABLE OF CONTENTS

ARTICLE I

      DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .-1-

ARTICLE II

      TRANSFER OF CONTRACTS; ASSIGNMENT OF AGREEMENT . . . . . . . . . . . . . . . . . .-1-
      Section 2.01.  Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .-1-
      Section 2.02.  Conditions to the Closing.. . . . . . . . . . . . . . . . . . . . .-2-
      Section 2.03.  Assignment of Agreement.. . . . . . . . . . . . . . . . . . . . . .-3-
      Section 2.04.  Conveyance of Subsequent Contracts. . . . . . . . . . . . . . . . .-3-
      Section 2.05.  Release of Excluded Amounts . . . . . . . . . . . . . . . . . . . .-4-
      Section 2.06.  Delivery of Instruments . . . . . . . . . . . . . . . . . . . . . .-4-

ARTICLE III

      REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . .-5-
      Section 3.01.  Representations and Warranties Regarding the Seller . . . . . . . .-5-
      Section 3.02.  Representations and Warranties Regarding Each Contract and
                     as to Certain Contracts in the Aggregate. . . . . . . . . . . . . .-6-
      Section 3.03.  Representations and Warranties Regarding the Initial Contracts in
                     the Aggregate . . . . . . . . . . . . . . . . . . . . . . . . . . .-6-
      Section 3.04.  Representations and Warranties Regarding the Contract Files.. . . .-7-
      Section 3.05.  Representations and Warranties Regarding Concentrations of
                     Initial Contracts . . . . . . . . . . . . . . . . . . . . . . . . .-7-
      Section 3.06   Representations and Warranties Regarding Secondary Contracts. . . .-7-

ARTICLE IV

      PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS. . . . . . . . . . . .-8-
      Section 4.01.  Custody of Contracts. . . . . . . . . . . . . . . . . . . . . . . .-8-
      Section 4.02.  Filing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .-8-
      Section 4.03.  Name Change or Relocation.. . . . . . . . . . . . . . . . . . . . .-8-
      Section 4.04.  Chief Executive Office. . . . . . . . . . . . . . . . . . . . . . .-8-
      Section 4.05.  Costs and Expenses. . . . . . . . . . . . . . . . . . . . . . . . .-8-
      Section 4.06.  Sale Treatment. . . . . . . . . . . . . . . . . . . . . . . . . . .-8-
      Section 4.07.  Power of Attorney.. . . . . . . . . . . . . . . . . . . . . . . . .-9-

ARTICLE V

      REMEDIES UPON MISREPRESENTATION. . . . . . . . . . . . . . . . . . . . . . . . . -10-
      Section 5.01.  Repurchases and Substitutions of Contracts for Breach of
                     Representations and Warranties. . . . . . . . . . . . . . . . . . -10-
      Section 5.02.  Seller's Repurchase Option. . . . . . . . . . . . . . . . . . . . -10-
      Section 5.03.  Reassignment of Repurchased or Substituted Contracts. . . . . . . -10-

ARTICLE VI

      INDEMNITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -11-
      Section 6.01.  Seller Indemnification. . . . . . . . . . . . . . . . . . . . . . -11-
      Section 6.02.  Liabilities to Obligors . . . . . . . . . . . . . . . . . . . . . -11-
      Section 6.03.  Tax Indemnification . . . . . . . . . . . . . . . . . . . . . . . -11-

                                  TABLE OF CONTENTS

      Section 6.04.  Adjustments . . . . . . . . . . . . . . . . . . . . . . . . . . . -12-
      Section 6.05.  Operation of Indemnities. . . . . . . . . . . . . . . . . . . . . -12-

ARTICLE VII

      MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -13-
      Section 7.01.  Prohibited Transactions with Respect to the Trust . . . . . . . . -13-
      Section 7.02.  Merger or Consolidation . . . . . . . . . . . . . . . . . . . . . -13-
      Section 7.03.  Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . -13-
      Section 7.04.  Assignment or Delegation by the Seller. . . . . . . . . . . . . . -13-
      Section 7.05.  Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . -13-
      Section 7.06.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -14-
      Section 7.07.  Merger and Integration. . . . . . . . . . . . . . . . . . . . . . -15-
      Section 7.08.  Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . -15-
      Section 7.09.  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . -15-
      Section 7.10.  No Bankruptcy Petition. . . . . . . . . . . . . . . . . . . . . . -15-
      Section 7.11.  Third Party Beneficiaries . . . . . . . . . . . . . . . . . . . . -15-
      Section 7.12.  Severability of Provisions. . . . . . . . . . . . . . . . . . . . -15-
      Section 7.13.  No Waiver; Cumulative Remedies. . . . . . . . . . . . . . . . . . -15-
      Section 7.14.  Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . -15-


EXHIBITS

     Exhibit A Form of Assignment
     Exhibit B Form of Subsequent Purchase Agreement

     This TRANSFER AND SALE AGREEMENT, dated as of October [ ], 1998 (this "AGREEMENT"), is made by and among Newcourt Financial USA Inc., a Delaware corporation, as a seller hereunder (together with its successors and assigns, "NEWCOURT USA" or the "SELLER") and Newcourt Receivables Corporation II, a Delaware corporation and wholly-owned subsidiary of Newcourt USA (together with its successors and assigns, the "TRUST DEPOSITOR"), as purchaser hereunder.


     WHEREAS, in the regular course of its business, the Seller originates and purchases Contracts.

     WHEREAS, the Seller and Trust Depositor wish to set forth the terms and conditions pursuant to which Trust Depositor will acquire Initial Contracts on the Closing Date, and may acquire from time to time thereafter certain Subsequent Contracts (such Initial Contracts and Subsequent Contracts, together with certain related property as more fully described herein, being the Contract Assets); and


     WHEREAS, the Trust Depositor intends concurrently with each transfer of Contract Assets hereunder to convey all right, title and interest in such Contract Assets to Newcourt Equipment Trust Securities 1998-1 (the "TRUST") pursuant to the Pooling and Servicing Agreement dated as of the date hereof by and among the Trust Depositor, Newcourt USA, as Servicer, the Indenture Trustee defined therein, and the Trust (as amended, supplemented or otherwise modified from time to time, the "POOLING AND SERVICING AGREEMENT"), executed concurrently herewith;


     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the Seller and the Trust Depositor agree as follows:

                                      ARTICLE I

                                     DEFINITIONS

     SECTION 1.01. GENERAL. Unless otherwise defined in this Agreement, capitalized terms used herein (including in the preamble above) shall have the meanings assigned to them in the Pooling and Servicing Agreement.

                                      ARTICLE II

                    TRANSFER OF CONTRACTS; ASSIGNMENT OF AGREEMENT

     SECTION 2.01. CLOSING. Subject to and upon the terms and conditions set forth in this Agreement, on the Closing Date the Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Trust Depositor, in consideration of the Trust Depositor's payment of
$[                          ] (less underwriting expenses and certain other
expenses associated with the initial offer and sale of the Notes financing the Trust Depositor's payment of such amount) in cash as the purchase price therefor, all the right, title and interest of the Seller in and to (items
(i) - (vi) below, being collectively referred to herein as the "INITIAL CONTRACT ASSETS"):


          (i) the Initial Contracts, and all monies due or to become due in payment of such Contracts on and after the Initial Cutoff Date, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Scheduled Payments due prior to the related Cutoff Date and any Excluded Amounts;

          (ii) the Equipment related to such Contracts and, in the case of any Vendor Loan, related Applicable Security, including all proceeds from any sale or other disposition of such Equipment (but subject to the exclusion and release herein of Excluded Amounts) and any Guaranteed Residual Investment;

          (iii)     the Contract Files;

          (iv) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder under any Vendor Agreements with the Seller and under any guarantee or similar credit enhancement with respect to such Contracts;

          (v)  all Insurance Proceeds with respect to each such Contract; and

          (vi) all income from and proceeds of the foregoing.

The foregoing sale, transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trust Depositor of any obligation of the Seller in connection with the Initial Contract Assets, or any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor or End-User, or any other Person in respect of services not financed by the Seller, or (i) any taxes, fees, or other charges imposed by any Governmental Authority and (ii) any insurance premiums which remain owing with respect to any Contract at the time such Contract is sold hereunder. Although the Seller and the Trust Depositor agree that any such transfer is intended to be a sale of ownership of the Initial Contract Assets, rather than the mere granting of a security interest to secure a borrowing, in the event such transfer is deemed to be of a mere security interest to secure indebtedness, the Seller shall be deemed to have granted the Trust Depositor a perfected first priority security interest in such Initial Contract Assets and this Agreement shall constitute a security agreement under applicable law, securing the repayment of the purchase price paid hereunder and the obligations and/or interests represented by the Securities, in the order and priorities, and subject to the other terms and conditions of, the Pooling and Servicing Agreement, the Indenture and the Trust Agreement, together with such other obligations or interests as may arise hereunder and thereunder in favor of the parties hereto and thereto. If such transfer is deemed to be the mere granting of a security interest to secure a borrowing, the Trust Depositor may, to secure the Trust Depositor's own borrowing under the Pooling and Servicing Agreement (to the extent that the transfer of the Initial Contract Assets thereunder is deemed to be a mere granting of a security interest to secure a borrowing) repledge and reassign (i) all or a portion of the Initial Contract Assets pledged to the Trust Depositor and not released from the security interest of this Agreement at the time of such pledge and assignment, and (ii) all proceeds thereof. Such repledge and reassignment may be made by the Trust Depositor with or without a repledge and reassignment by the Trust Depositor of its rights under this Agreement, and without further notice to or acknowledgment from the Seller. The Seller waives, to the extent permitted by applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against the Trust Depositor or any assignee of the Trust Depositor relating to such action by the Trust Depositor in connection with the transactions contemplated by the Pooling and Servicing Agreement.

     SECTION 2.02. CONDITIONS TO THE CLOSING. On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Trust Depositor each of the documents, certificates and other items as follows:

     (a) The List of Contracts, certified by the Chairman of the Board, President or any Vice President of the Seller together with an Assignment substantially in the form attached as EXHIBIT A hereto (along with delivery of any instruments required under Section 2.06 together with the identifying information described in such Section 2.06 being indicated on such List of Contracts).

     (b) A certificate of an officer of the Seller substantially in the form of EXHIBIT C to the Pooling and Servicing Agreement.

     (c) An opinion of counsel for the Seller substantially in the form of EXHIBIT D to the Pooling and Servicing Agreement.

     (d) A letter from Ernst & Young LLP, or another nationally recognized accounting firm, addressed to the Trust Depositor and the Issuer and the Trustees and stating that such firm has reviewed a sample of the Contracts and performed specific procedures for such sample with respect to certain contract terms and identifying those Contracts which do not so conform.

     (e) Copies of resolutions of the Board of Directors of the Seller or of the Executive Committee of the Board of Directors of the Seller approving the execution, delivery and performance of this Agreement and the transactions contemplated hereunder, certified in each case by the Secretary or an Assistant Secretary of the Seller.

     (f) Officially certified recent evidence of due incorporation and good standing of the Seller under the laws of Delaware.

     (g) The documents, certificates and other items described in Section 2.02 of the Pooling and Servicing Agreement, to the extent not already described above.

     SECTION 2.03. ASSIGNMENT OF AGREEMENT. The Trust Depositor has the right to assign its interest under this Agreement to the Issuer and Owner Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement, without further notice to, or consent of, the Seller, and the Issuer and the Trustees shall succeed to such of the rights of the Trust Depositor hereunder as shall be so assigned. The Seller acknowledges that, pursuant to the Pooling and Servicing Agreement, the Trust Depositor will assign all of its right, title and interest in and to the Contract Assets (excluding title to any Equipment and any Excluded Residual Investment) and its right to exercise the remedies created by
Section 5.01 for breaches of representations and warranties of the Seller contained in Sections 3.02, 3.03, 3.04 and 3.05 to the Issuer and the Trustees for the benefit of the Noteholders and Certificateholders. The Seller agrees that, upon such assignment to the Issuer and the Trustees, such representations will run to and be for the benefit of the Issuer and the Trustees and that, the Issuer and the Trustees may enforce directly without joinder of the Trust Depositor, the repurchase obligations of the Seller with respect to breaches of such representations and warranties as set forth in Article III herein and in
Section 7.06 of the Pooling and Servicing Agreement.

     SECTION 2.04. CONVEYANCE OF SUBSEQUENT CONTRACTS. (a) Subject to satisfaction of the conditions set forth in Section 2.04(b) of the Pooling and Servicing Agreement, the Seller may at its option (but shall not be obligated to) sell, transfer, assign, set over and otherwise convey to the Trust Depositor (by delivery of an executed Subsequent Purchase Agreement substantially in the form attached as EXHIBIT B hereto), without recourse other than as expressly provided herein and in the Pooling and Servicing Agreement (and the Trust Depositor shall be required to purchase all the right, title and interest of the Seller in and to (items (i) - (vi) below, being collectively referred to herein as the "SUBSEQUENT CONTRACT ASSETS"):

          (i) the Subsequent Contracts identified in the related Addition Notice, and all monies due or to become due in payment of such Contracts on and after the related Subsequent Cutoff Dates, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Scheduled Payments due prior to the related Cutoff Date and any Excluded Amounts;

          (ii) the Equipment related to such Contracts and, in the case of any Vendor Loan, related Applicable Security, including all proceeds from any sale or other disposition of such Equipment (but subject to the exclusion and release herein of Excluded Amounts) and any Guaranteed Residual Investment;

          (iii)     the Contract Files;

          (iv) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder under any Vendor Agreements with the Seller and under any guarantee or similar credit enhancement with respect to such Contracts;

          (v)  all Insurance Proceeds with respect to each such Contract; and

          (vi) all income from and proceeds of the foregoing.

Any such sale, transfer, assignment, set-over and conveyance shall not constitute and is not intended to result in a creation or an assumption by the Trust Depositor of any obligation of the Seller in connection with the Subsequent Contract Assets, or any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor or End-User, or any other Person in respect of services not financed by the Seller, or (i) any taxes, fees, or other charges imposed by any Governmental Authority and (ii) any insurance premiums which remain owing with respect to any Contract at the time such Contract is sold hereunder. Although the Seller and the Trust Depositor agree that any such transfer is intended to be a sale of ownership of the Subsequent Contract Assets, rather than the mere granting of a security interest to secure a borrowing, in the event such transfer is deemed to be of a mere security interest to secure indebtedness, the Seller shall be deemed to have granted the Trust Depositor a perfected first priority security interest in such Subsequent Contract Assets and this Agreement shall constitute a security agreement under applicable law, securing the repayment of the purchase price paid hereunder and the obligations and/or interests represented by the Securities, in the order and priorities, and subject to the other terms and conditions of, the Pooling and Servicing Agreement, the Indenture and the Trust Agreement, together with such other obligations or interests as may arise hereunder and thereunder in favor of the parties hereto and thereto. If such transfer is deemed to be the mere granting of a security interest to secure a borrowing, the Trust Depositor may, to secure the Trust Depositor's own borrowing under the Pooling and Servicing Agreement (to the extent that the transfer of the Subsequent Contract Assets thereunder is deemed to be a mere granting of a security interest to secure a borrowing) repledge and reassign (i) all or a portion of the Subsequent Contract Assets pledged to the Trust Depositor and not released from the security interest of this Agreement at the time of such pledge and assignment, and (ii) all proceeds thereof. Such repledge and reassignment may be made by the Trust Depositor with or without a repledge and reassignment by the Trust Depositor of its rights under this Agreement, and without further notice to or acknowledgment from the Seller. The Seller waives, to the extent permitted by applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against the Trust Depositor or any assignee of the Trust Depositor relating to such action by the Trust Depositor in connection with the transactions contemplated by the Pooling and Servicing Agreement.

     SECTION 2.05. RELEASE OF EXCLUDED AMOUNTS. Immediately upon the release to the Trust Depositor by the Trustee, pursuant to Section 2.05 of the Pooling and Servicing Agreement, of Excluded Amounts, the Trust Depositor hereby irrevocably agrees to release to the Seller such Excluded Amounts, which release shall be automatic and shall require no further act by the Trust Depositor, PROVIDED, that the Trust Depositor shall execute and deliver such instruments of release and assignment, or otherwise confirming the foregoing release of any Excluded Amounts, as may be reasonably requested by the Seller.

     SECTION 2.06. DELIVERY OF INSTRUMENTS. On the Closing Date, the Seller shall deliver possession of all "instruments" (within the meaning of Article 9 of the UCC) not constituting part of chattel paper (within the meaning of such
Article 9), which evidence any Contract to the Trust Depositor (or, if applicable, on the relevant Subsequent Transfer Date), in each case indorsed in blank without recourse. Pursuant to Section 2.06 of the Pooling and Servicing Agreement, the Trust Depositor is required to deliver any such instrument to the Owner Trustee (which in turn pursuant to Section 2.06 of the Pooling and Servicing Agreement and Section 3.05 of the Indenture is required to deliver such instruments to the Indenture Trustee as pledgee under the Indenture). Accordingly, the Trust Depositor hereby authorizes and directs the Seller to deliver possession of any such instruments to the Owner Trustee on behalf of and for the account of the Trust Depositor, and agrees that such delivery shall satisfy the condition set forth in the first sentence of this Section 2.06. The Seller shall also identify on the List of Contracts (including any deemed amendment thereof associated with any Subsequent Contracts), whether by attached schedule or marking or other effective identifying designation, all Contracts which are or are evidenced by such instruments.

                     [remainder of page intentionally left blank]

                                     ARTICLE III

                            REPRESENTATIONS AND WARRANTIES

     The Seller hereby makes, and upon execution of each Subsequent Purchase Agreement shall be deemed to remake, the following representations and warranties, on which the Trust Depositor will rely in purchasing the Contract Assets on the Closing Date (and on any Subsequent Transfer Date) and concurrently reconveying the same to the Trust, and on which the Trust, the Noteholders and Certificateholders will rely under the Pooling and Servicing Agreement. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date (or Subsequent Transfer Date, as applicable), but shall survive the sale, transfer and assignment of the Contracts to the Trust. The repurchase obligation or substitution obligation of the Seller set forth in Section 7.06 of the Pooling and Servicing Agreement constitutes the sole remedy available for a breach of a representation or warranty of the Seller set forth in Sections 3.02, 3.03, 3.04, 3.05 or 3.06 of this Agreement. Notwithstanding the foregoing, the Seller shall not be deemed to be remaking any of the representations set forth in Section 3.03 or 3.05 on a Subsequent Transfer Date with respect to the Subsequent Contracts, as such representations relate solely to the composition of the Initial Contracts as of the Statistic Calculation Date, PROVIDED, that any inaccurate representation as to concentrations contained in any Addition Notice shall be subject to the same remedies hereunder as if such representation were made under Section 3.05 on the Closing Date with respect to an Initial Contract.


     SECTION 3.01. REPRESENTATIONS AND WARRANTIES REGARDING THE SELLER. The Seller represents and warrants, as of the execution and delivery of this Agreement and as of the Closing Date (or Subsequent Transfer Date, as applicable), that:

          (a) ORGANIZATION AND GOOD STANDING. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Seller or the Trust Depositor. The Seller is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction in order to originate, and (if the Seller is to be the Servicer) service the Contracts in accordance with the terms of the Pooling and Servicing Agreement.

          (b) AUTHORIZATION; BINDING OBLIGATION. The Seller has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Seller is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Seller is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Seller is a party. This Agreement and the other Transaction Documents to which the Seller is a party constitute the legal, valid and binding obligation of the Seller, enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

          (c) NO CONSENT REQUIRED. The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Seller is a party.

          (d) NO VIOLATIONS. The Seller's execution, delivery and performance of this Agreement and the other Transaction Documents to which the Seller is a party will not violate any provision of any existing law or regulation or any order or decree of any court or the Certificate of Incorporation or Bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller or any of the Seller's properties may be bound.

          (e) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its respective properties or with respect to this Agreement or any other Transaction Document to which the Seller is a party which, if adversely determined, would in the opinion of the Seller have a material adverse effect on the business, properties, assets or condition (financial or other) of the Seller or the transactions contemplated by this Agreement or any other Transaction Document to which the Seller is a party.

          (f) PLACE OF BUSINESS; NO CHANGES; NO TRADE NAMES. The Seller's sole place of business or chief executive office (within the meaning of Article 9 of the UCC) is as set forth in Section 7.06, and each location where the Seller maintains custody of Contract Files is reflected in the definition of UCC Filing Locations or has otherwise been disclosed with all necessary actions taken in accordance with Section 4.02. The Seller has not changed its name as set forth herein, whether by amendment of its Certificate of Incorporation, by reorganization or otherwise, and has not changed the location of its place of business, within the four months preceding the Closing Date (or Subsequent Transfer Date, as applicable, except in accordance with the requirements of Section 4.03). The legal name of the Seller is as set forth in this Agreement and within the five years preceding the Closing Date the Seller has not used, and the Seller currently does not use, any trade names, fictitious names, assumed names, or "doing business as" names.

          (g) NO BULK SALES. The execution, delivery and performance of this Agreement by the Seller does not require compliance with any "bulk sales" laws by the Seller.

          (h) SOLVENCY. The transactions contemplated under this Agreement and the Pooling and Servicing Agreement will not render the Seller insolvent.

          (i) USE OF PROCEEDS. No proceeds of the sale of any Initial Contract or Subsequent Contract hereunder received by the Seller will be used by the Seller to purchase or carry any "margin stock" as such term is defined in Regulation T, U or X of the Board of Governors of the Federal Reserve System.

          (j) NOT AN INVESTMENT COMPANY. The Seller is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (or the Seller is exempt from all provisions of such Act).

          (k) TAXES. To the best of the Seller's knowledge, (i) the Seller has filed all tax returns required to be filed in the normal course of its business and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from such Seller or is contesting any such tax, assessment or other governmental charge in good faith through appropriate proceedings, (ii) no tax lien has been filed with respect thereto, and (iii) no claim is being asserted with respect to any such tax, fee or other charge.

     SECTION 3.02. REPRESENTATIONS AND WARRANTIES REGARDING EACH CONTRACT AND AS TO CERTAIN CONTRACTS IN THE AGGREGATE. The Seller represents and warrants as to each Contract as of the execution and delivery of this Agreement and as of the Closing Date, and as of each Subsequent Transfer Date with respect to each Subsequent Contract, that:


          (a) LIST OF CONTRACTS. The information set forth in the List of Contracts (as the same may be amended or deemed amended in respect of a conveyance of Subsequent Contracts on a Subsequent Transfer Date) is true, complete and correct as of the Statistic Calculation Date; the information set forth in the List of Contracts as amended or deemed amended in respect of a conveyance of Subsequent Contracts on a Subsequent Transfer Date is true, complete and correct as of such Subsequent Transfer Date.



          (b) ELIGIBLE CONTRACT. Such Contract satisfies the criteria for the definition of Eligible Contract set forth in the Pooling and Servicing Agreement as of the Statistic Calculation Date or Subsequent Cutoff Date, as applicable (or as of such later date as provided in the definition of Eligible Contract).



          (c) CONTRACTS SECURED BY VEHICLES. None of the Contracts secured by Equipment constituting Vehicles are "true leases."


     SECTION 3.03. REPRESENTATIONS AND WARRANTIES REGARDING THE INITIAL CONTRACTS IN THE AGGREGATE. Each Seller represents and warrants, as of the Closing Date, that:

          (a) AMOUNTS. The ADCB of the Contracts as of the Closing Date equals the sum of the principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes on the Closing Date.



          (b) CHARACTERISTICS. As of the Statistic Calculation Date, the Initial Contracts have the following additional characteristics: (i) no
     Contract has a remaining maturity of more than [         ] months;  (ii)
     the final scheduled Distribution Date on the Contract with the latest
     maturity is not later than [                          ]; (iii) no
     Contract was originated after the Initial Cutoff Date; and (iv) not more
     than [        ]% of the Initial Contracts (as measured by ADCB as of the
     Statistic Calculation Date) provide for Scheduled Payments due on a basis other than monthly.


     SECTION 3.04. REPRESENTATIONS AND WARRANTIES REGARDING THE CONTRACT FILES. The Seller represents and warrants as of the Closing Date with respect to the Initial Contracts (or as of the Subsequent Transfer Date, with respect to Subsequent Contracts), that (i) immediately prior to such date (as applicable), the Seller had possession of each original Contract and the related complete Contract File (except for the Contracts identified in clause (ii) of this Section 3.04), and there were no other custodial agreements relating to the same in effect; (ii) immediately prior to such date (as applicable), the Persons listed on Schedule 1 to the Pooling and Servicing Agreement had possession of the original Contracts and related complete Contract Files identified on
Schedule 1 to the Pooling and Servicing Agreement; (iii) each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces; (iv) all blanks on any form have been properly filled in and each form has otherwise been correctly prepared; and (v) the complete Contract File for each Contract is in the possession of the Servicer except for the Contracts and related Contract Files identified on Schedule 1 to the Pooling and Servicing Agreement which are in the possession of the Persons listed therein.


     SECTION 3.05. REPRESENTATIONS AND WARRANTIES REGARDING CONCENTRATIONS OF INITIAL CONTRACTS. The Seller represents and warrants as of the Closing Date, as to the composition of the Initial Contracts in the Contracts Pool as of the Statistic Calculation Date, that:



     (i)    the ADCB of all End-User Contracts with Obligors that are
            governmental entities or municipalities does not exceed [    ]%
            of the ADCB as of the Statistic Calculation Date of the Contracts Pool;



     (ii)   the ADCB of all End-User Contracts which finance, lease or are
            related to Software does not exceed [       ]% of the ADCB as of
            the Statistic Calculation Date of the Contracts Pool; and



     (iii) the ADCB of all End-User Contracts with Obligors who comprise the five (5) largest Obligors (measured by ADCB as of the Statistic
            Calculation Date) does not exceed [        ]% as of the ADCB as
            of the Statistic Calculation Date of the Contracts Pool.



     SECTION 3.06 REPRESENTATIONS AND WARRANTIES REGARDING SECONDARY CONTRACTS. The Seller represents and warrants with respect to each Secondary Contract securing a Vendor Loan transferred by the Seller pursuant to this Agreement as of the Closing Date and with respect to each Secondary Contract securing a Subsequent Contract transferred by the Seller pursuant to a Subsequent Purchase Agreement that such Secondary Contract satisfies the criteria for the definition of Eligible Secondary Contract as of the Statistic Calculation Date or Subsequent Cutoff Date, as applicable, (or such later date as provided in the definition of Eligible Secondary Contract).


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                                     -7-

                                      ARTICLE IV

             PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS

     SECTION 4.01. CUSTODY OF CONTRACTS. Subject to the terms and conditions of this Section 4.01, and except as provided in Section 2.06, the contents of each Contract File shall be held in the custody of the Servicer for the benefit of the Owner Trustee as the owner thereof; provided, however, that the contents of each Contract File identified on Schedule 1 to the Pooling and Servicing Agreement shall be held in the custody of the Person(s) as set forth therein. The Seller agrees to cooperate with the Servicer in its efforts to comply with all its obligations under the Pooling and Servicing Agreement in respect of the Contract Assets, and acknowledges and consents to the transactions contemplated therein.


     SECTION 4.02. FILING. On or prior to the Closing Date, the Seller shall cause the UCC financing statement(s) referred to in Section 2.02(g) of the Pooling and Servicing Agreement to be filed and from time to time the Seller shall take and cause to be taken such actions and execute such documents as are necessary or desirable or as the Trust Depositor or the Owner Trustee may reasonably request to perfect and protect the Owner Trustee's ownership interest in the Trust against all other persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.


     SECTION 4.03. NAME CHANGE OR RELOCATION. (a) During the term of this Agreement, the Seller shall not change its name, identity or structure or relocate its chief executive office, or relocate or establish or permit the relocation or establishment of a new location where Contract Files are maintained, without first giving at least thirty (30) days' prior written notice to the Trust Depositor and to the Trustees. Within five (5) days after the Seller becomes aware of, or receives written notice of a change in the location of where any of the Contract Files identified on Schedule 1 of the Pooling and Servicing Agreement are maintained, the Seller shall give written notice thereof to the Trust Depositor and to the Trustees.

     (b) If any change in the Seller's name, identity or structure or other action would make any financing or continuation statement or notice of ownership interest or lien filed under this Agreement seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Seller, no later than five (5) days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Trustees' interests in the Trust Assets and proceeds thereof. In addition, the Seller shall not change its place of business or its chief executive office (within the meaning of Article 9 of the UCC) from the location specified in Section 7.06, or relocate or establish or permit the relocation or establishment of a location where it maintains Contract Files which is other than in one of the UCC Filing Locations, unless it has first taken such action as is advisable or necessary to preserve and protect the Issuer's and Trustees' interest in the Contract Assets. Promptly after taking any of the foregoing actions, the Seller shall deliver to the Trust Depositor and the Trustees an opinion of counsel stating that, in the opinion of such counsel, all financing statements or amendments necessary to preserve and protect the interests of the Trustees in the Contract Assets have been filed, and reciting the details of such filing.

     SECTION 4.04. CHIEF EXECUTIVE OFFICE. During the term of this Agreement, and subject to the other terms and provisions herein relating to changes in location, the Seller will maintain its chief executive office in one of the States of the United States, except Louisiana, Tennessee, Colorado, Kansas, New Mexico, Oklahoma, Utah or Wyoming.

     SECTION 4.05. COSTS AND EXPENSES. The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection and maintenance of perfection, as against all third parties, of (i) the Trust Depositor's and the Trustees' right, title and interest in and to the Contract Assets (including, without limitation, the security interest in the Equipment related thereto) and
(ii) the security interests provided for in the Indenture.

     SECTION 4.06. SALE TREATMENT. The Seller and Trust Depositor shall treat the transfer of Contract Assets made hereunder for all purposes (including financial accounting purposes) as a sale and purchase on all of its relevant books, records, financial statements and other applicable documents. Notwithstanding the preceding sentence, for federal income tax purposes the transfer of Contract Assets by the Trust Depositor hereunder shall not be treated as a sale and purchase for federal income tax purposes so long as the Trust is disregarded as a separate entity pursuant to Treasury Regulations Section 301.7701-3(b)(1)(ii).

     SECTION 4.07. POWER OF ATTORNEY. After the occurrence and during the continuance of an Event of Default as defined in the Indenture, the Seller will execute a power of attorney appointing the Indenture Trustee as attorney-in-fact for the Seller to take such action to designate the Indenture Trustee as the first and sole lienholder on the certificate of title for Vehicles relating to the Contracts.


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                                     -9-

                                      ARTICLE V

                           REMEDIES UPON MISREPRESENTATION

     SECTION 5.01. REPURCHASES AND SUBSTITUTIONS OF CONTRACTS FOR BREACH OF REPRESENTATIONS AND WARRANTIES. The Seller hereby agrees, for the benefit of the Trustees and the Trust Depositor, that it shall repurchase an Ineligible Contract or Excess Contract (together with all related Contract Assets), at a repurchase price equal to the Transfer Deposit Amount, not later than ninety
(90) days following the date the Seller becomes aware of, or receives written notice from any Trustee, the Servicer or the Trust Depositor of, the related breach or inaccuracy or representation and which breach or inaccuracy has not otherwise been cured; PROVIDED, HOWEVER, that if the Seller is able to effect a substitution for any such Ineligible Contract or Excess Contract in compliance with Section 2.04, the Seller may, in lieu of repurchasing such Contract, effect a substitution for such affected Contract with a Substitute Contract not later than the date a repurchase of such affected Contract would be required hereunder; PROVIDED FURTHER, that with respect to a breach of any representation or warranty relating to the Contracts in the aggregate and not to any particular Contract, the Seller may select Contracts (without adverse selection) to repurchase or substitute for, such that had such Contracts not been reconveyed by the Trust Depositor and included as part of the Trust there would have been no breach of such representation or warranty.


     SECTION 5.02. SELLER'S REPURCHASE OPTION. On written notice to the Owner Trustee and the Indenture Trustee at least twenty (20) days prior to a Distribution Date, and provided that the ADCB of all Contracts in the Contracts Pool is then less than 10% of the ADCB of such Contracts as of the Closing Date, the Seller, through the Trust Depositor, may (but is not required to) repurchase from the Trust Depositor (and the Trust Depositor concurrently from the Trust) on that Distribution Date all outstanding Contracts at a price equal to the aggregate outstanding Principal Amount of the Securities (other than the Class F Certificates) plus accrued unpaid interest thereon as of the current Distribution Date, the amount of unreimbursed Servicer Advances (if any) as well as accrued and unpaid monthly Servicing Fees to the date of such repurchase. Such price is to be deposited in the Collection Account not later than one Business Day before such Distribution Date, against the Owner Trustee's and Indenture Trustee's and Trust Depositor's release of the Contracts and the Contract Files to the Seller.


     SECTION 5.03. REASSIGNMENT OF REPURCHASED OR SUBSTITUTED CONTRACTS. Upon receipt by the Indenture Trustee for deposit in the Collection Account of the repurchase price as described in Section 5.01 or 5.02 (or upon the Subsequent Transfer Date related to a Substitute Contract described in Section 5.01), and upon receipt of a certificate of a Servicing Officer in the form attached as EXHIBIT G to the Pooling and Servicing Agreement, the Trust Depositor shall assign to the Seller all of the Trust Depositor's right, title and interest in the repurchased or substituted Contract and related Trust Assets, in each case received from the Trust and the Indenture Trustee in accordance with Section
7.07 of the Pooling and Servicing Agreement, without recourse, representation or warranty.

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                                     -10-

                                      ARTICLE VI

                                     INDEMNITIES

     SECTION 6.01. SELLER INDEMNIFICATION. The Seller will defend and indemnify the Trust Depositor, the Trust, the Trustees, any agents of the Trustees and the Certificateholders and Noteholders (each, an "INDEMNIFIED PARTY") against any and all costs, expenses, losses, damages, claims and liabilities, joint or several, including reasonable fees and expenses of counsel and expenses of litigation (collectively, "COSTS") arising out of or resulting from (i) this Agreement or the Pooling and Servicing Agreement,
(ii) any representation or warranty or covenant made by the Seller in this Agreement being untrue or incorrect (subject to the third sentence of the preamble to Article III of this Agreement above), and (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or in any amendment thereto or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement was made in conformity with information furnished to the Trust Depositor by the Seller specifically for use therein; PROVIDED, HOWEVER, that the Seller shall not be required to so indemnify any such Indemnified Party for such Costs to the extent that such Cost shall be due to or arise from the willful misfeasance, bad faith or gross negligence of such Indemnified Party, or the failure of such Indemnified Party to comply with any express undertaking, agreement or covenant made by such Indemnified Party in a Transaction Document to which it is a party. Notwithstanding any other provision of this Agreement, the obligation of the Seller under this Section
6.01 shall not terminate upon a Service Transfer pursuant to Article VIII of the Pooling and Servicing Agreement and shall survive any termination of that agreement or this Agreement.


     SECTION 6.02. LIABILITIES TO OBLIGORS. No obligation or liability to any Obligor under any of the Contracts is intended to be assumed by the Trustees, the Trust, the Noteholders or the Certificateholders under or as a result of this Agreement and the transactions contemplated hereby.

     SECTION 6.03.  TAX INDEMNIFICATION.

          (a) The Seller agrees to pay, and to indemnify, defend and hold harmless the Trust Depositor, the Trust, the Trustees, the Noteholders or the Certificateholders from, any taxes which may at any time be asserted with respect to, and as of the date of, the transfer of the Contracts to the Trust Depositor hereunder and the concurrent reconveyance to the Trust and the further pledge by the trust to the Indenture Trustee, including, without limitation, any sales, general corporation, personal property, privilege or license taxes (but not including any federal, state or other taxes arising out of the creation of the Trust and the issuance of the Notes and Certificates including but not limited to gross receipt taxes, income taxes or franchise taxes) and costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by a Seller or the Servicer under this Agreement or the Pooling and Servicing Agreement or imposed against the Trust, a Noteholder, a Certificateholder or otherwise. Notwithstanding any other provision of this Agreement, the obligation of the Seller under this Section 6.03 shall not terminate upon a Service Transfer pursuant to Article VIII of the Pooling and Servicing Agreement and shall survive any termination of this Agreement; provided, however, to the extent any of such taxes for which the Seller is obligated to indemnify for are payable by an End-User or Vendor pursuant to the terms of a Contract or Program Agreement, the Seller or the Successor Servicer shall have the right to rebill the respective End-User or Vendor for such tax payment.

          (b) The Seller agrees to pay and to indemnify, defend and hold harmless the Trust and the Trustees, on an after-tax basis (as hereinafter defined), from any state or local personal property taxes, gross rent taxes, leasehold taxes or similar taxes which may at any time be asserted with respect to the ownership of the Contracts (including security interests therein) and the receipt of rentals therefrom by the Trust, and costs, expenses and reasonable counsel fees in defending against the same, excluding, however, taxes based upon or measured by gross or net income or receipts (other than taxes imposed specifically with respect to rentals); provided, however, to the extent any of such taxes for which the Seller is obligated to indemnify for are payable by an End-User or Vendor pursuant to the terms of a Contract or Program Agreement, the Seller or the Servicer shall have the right to rebill the respective End-User of Vendor for such tax payments. As used in this Section, the term "after-tax basis" shall mean, with respect to any payment to be received by an indemnified person, that the amount to be paid by the Seller shall be equal to the sum of (i) the amount of to be received without regard to this sentence, plus (ii) any additional amount that may be required so that after reduction by all taxes imposed under any federal, state and local law, and taking into account any current credits or deductions arising therefrom, resulting either from the receipt of the payments described in both clauses (i) and (ii) hereof, such sum shall be equal to the amount described in clause (i) above.

     SECTION 6.04. ADJUSTMENTS. The Seller agrees that, with respect to each Contract (i) which provides for a Prepayment Amount less than the amount calculated in accordance with the definition thereof and (ii) as to which the related Vendor has not agreed to indemnify the Trust Depositor or any assignee of the Trust Depositor in an amount at least equal to the excess of the "Prepayment Amount" as calculated in accordance with the definition thereof over the amount otherwise payable upon prepayment of such Contract, the Seller shall indemnify the Trust Depositor or the Trust as assignee thereof, in an amount equal to any shortfall associated with such Prepayment Amount.

     The Seller agrees that if, with respect to any Lease with Lessees that are governmental entities or municipalities, (i) such Lease may be canceled in accordance with its terms and (ii) the Vendor that assigned such Lease to the Seller is not unconditionally obligated to repurchase such Lease from the Seller for a purchase price not less than the Discounted Contract Balance of such Lease as of the date of repurchase (assuming that the interest rate to be applied in calculating the Discounted Contract Balance of such Lease is the Discount Rate on the date of repurchase) plus interest at the Discount Rate through the date of repurchase (such amount, the "REQUIRED LEASE CANCELLATION PAYMENT") then the Seller shall indemnify the Trust Depositor or the Trust as assignee thereof against such cancellation in an amount equal to the difference between the amount, if any, received from the related Vendor and the Required Lease Cancellation Payment.

     SECTION 6.05.  OPERATION OF INDEMNITIES.  Indemnification under this
Article VI shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Seller has made any indemnity payments to the Trust Depositor or the Trustees pursuant to this Article VI and the Trust Depositor or the Trustees thereafter collects any of such amounts from others, the Trust Depositor or the Trustees will repay such amounts collected to the Seller, except that any payments received by the Trust Depositor or the Trustees from an insurance provider as a result of the events under which the Seller's indemnity payments arose shall be repaid prior to any repayment of the Seller's indemnity payment.


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                                     -12-

                                     ARTICLE VII

                                    MISCELLANEOUS

     SECTION 7.01. PROHIBITED TRANSACTIONS WITH RESPECT TO THE TRUST. The Seller shall not:

          (a) Provide credit to any Noteholder or Certificateholder for the purpose of enabling such Noteholder or Certificateholder to purchase Notes or Certificates, respectively;

          (b) Purchase any Notes or Certificates in an agency or trustee capacity; or

          (c) Except in its capacity as Servicer as provided in the Pooling and Servicing Agreement, lend any money to the Trust.

     SECTION 7.02. MERGER OR CONSOLIDATION. (a) Except as otherwise provided in this Section 7.02, the Seller will keep in full force and effect its existence, rights and franchises as a Delaware corporation, and the Seller will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and of any of the Contracts and to perform its duties under this Agreement.

     (b) Any person into which the Seller may be merged or consolidated, or any corporation resulting from such merger or consolidation to which the Seller is a party, or any person succeeding to the business of the Seller, shall be successor to the Seller hereunder, without execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     (c)  Upon the merger or consolidation of the Seller as described in this
Section 7.02, the Seller shall provide the Rating Agencies notice of such merger or consolidation within thirty (30) days after completion of the same.

     SECTION 7.03. TERMINATION. This Agreement shall terminate (after distribution of all amounts distributable pursuant to Section 7.05 of the Pooling and Servicing Agreement) on the Distribution Date on which the principal balance of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes, Class E Notes and the Class F Certificates is reduced to zero; PROVIDED, that the Seller's representations and warranties and indemnities by the Seller shall survive termination.

     SECTION 7.04. ASSIGNMENT OR DELEGATION BY THE SELLER. Except as specifically authorized hereunder, the Seller may not convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of the Trust Depositor and the Trustees, and any attempt to do so without such consent shall be void.

     SECTION 7.05. AMENDMENT. (a) This Agreement may be amended from time to time by the Seller and Trust Depositor, with notice to the Rating Agencies, but without the consent of the Trustees or any of the Noteholders or Certificateholders, to correct manifest error, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel for the Seller acceptable to the Trustees, adversely affect the interests of any Noteholder or Certificateholder.

     (b) This Agreement may also be amended from time to time by the Seller and Trust Depositor, with consent of the Required Holders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Trustees for the benefit of Noteholders or Certificateholders; PROVIDED, HOWEVER, that no such amendment or waiver shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Contracts or distributions which are required to be made on any Note or

Certificate or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all affected Securities then outstanding.

     (c)  Promptly after execution of any amendment or consent pursuant to this
Section 7.05, the Trust Depositor shall furnish written notification of the substance of such amendment and a copy of such amendment to each Trustee and each Rating Agency.

     (d) It shall not be necessary for the consent of Noteholders or Certificateholders under this Section 7.05 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders shall be subject to such reasonable requirements as the Trustees may prescribe.

     (e)  Upon the execution of any amendment or consent pursuant to this
Section 7.05, this Agreement shall be modified in accordance therewith, and such amendment or consent shall form a part of this Agreement for all purposes, and every holder of Notes and Certificates theretofore or thereafter issued hereunder shall be bound thereby.

     SECTION 7.06. NOTICES. All notices, demands, certificates, requests and communications hereunder ("NOTICES") shall be in writing and shall be effective
(a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

               (i)    If to the Seller:

                      Newcourt Financial USA Inc.
                      2700 Bank One Tower
                      111 Monument Circle
                      Indianapolis, Indiana  46204
                      Fax No.:  (317) 592-1116

               (ii)   If to the Trust Depositor:

                      Newcourt Receivables Corporation II
                      2700 Bank One Tower
                      111 Monument Circle
                      Indianapolis, Indiana  46204
                      Fax No.: (317) 592-1116


               (iii) If to the Indenture Trustee, Owner Trustee or the Rating Agencies

                      At their respective addresses for notices specified for notices in the Pooling and Servicing Agreement.

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

     All communications and notices pursuant hereto to a Noteholders or Certificateholder shall be in writing and delivered or mailed at the address shown in the Note Register or Certificate Register, respectively.

     SECTION 7.07. MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

     SECTION 7.08. HEADINGS. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     SECTION 7.09. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

     SECTION 7.10.  NO BANKRUPTCY PETITION.   The Seller covenants and agrees
that, prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding Securities, it will not institute against the Trust Depositor, or the Trust, or join any other Person in instituting against the Trust Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 7.10 will survive the termination of this Agreement.

     SECTION 7.11.  THIRD PARTY BENEFICIARIES.   Each Trustee is a third-party
beneficiary to this Agreement to the extent of rights and benefits specifically granted or established hereunder in favor of such Trustee in its capacity as such Trustee, and may enforce the provisions hereof in such regard as if it were a direct party hereto.

     SECTION 7.12.  SEVERABILITY OF PROVISIONS.   If any one or more of the
covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreement, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     SECTION 7.13.  NO WAIVER; CUMULATIVE REMEDIES.   No failure to exercise and
no delay in exercising, on the part of the Trust Depositor (or any assignee thereof) or the Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive (except to the extent specifically provided herein) of any other rights, remedies, powers or privileges provided by law.

     SECTION 7.14.  COUNTERPARTS.   This Agreement may be executed in two or
more counterparts including by telefax transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.


                               [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.


                    NEWCOURT RECEIVABLES CORPORATION II


                    By: _________________________________
                        Printed Name:______________________
                        Title: ____________________________


                    By: _________________________________
                        Printed Name:______________________
                        Title: ____________________________



                    NEWCOURT FINANCIAL USA INC.


                    By:___________________________________
                       Printed Name:_______________________
                       Title:_______________________________


                    By: _________________________________
                        Printed Name:______________________
                        Title: ____________________________

                                                                     Exhibit A
                                                             Transfer and Sale
                                                                     Agreement

                                  FORM OF ASSIGNMENT

     In accordance with the Transfer and Sale Agreement (the "AGREEMENT") dated as of October [ ], 1998 made by and between the undersigned, as Seller thereunder (the "SELLER"), and Newcourt Receivables Corporation II, a Delaware corporation and wholly-owned subsidiary of Newcourt Financial USA Inc. (the "TRUST DEPOSITOR"), as purchaser thereunder, the undersigned does hereby sell, transfer, convey and assign, set over and otherwise convey to the Trust Depositor all its right, title and interest in and to:


          (i) the Initial Contracts, and all monies due or to become due in payment of such Contracts on and after the Initial Cutoff Date, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Scheduled Payments due prior to the related Cutoff Date and any Excluded Amounts;

          (ii) the Equipment related to such Contracts and, in the case of any Vendor Loans, related Applicable Security, including all proceeds from any sale or other disposition of such Equipment (but subject to the exclusion and release in the Agreement of Excluded Amounts) and any Guaranteed Residual Investment;

          (iii) the Contract Files;

          (iv) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder under any Vendor Agreements with the Seller and under any guarantee or similar credit enhancement with respect to such Contracts;

          (v)  all Insurance Proceeds with respect to each such Contract; and

          (vi) all income from and proceeds of the foregoing.

     This Assignment is made pursuant to and in reliance upon the representation and warranties on the part of the undersigned contained in Article III of the Agreement and no others. Capitalized terms used in this Assignment and not defined shall have the same meanings as such terms would have if used in the Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly
executed this [       ] day of [                          ].

                         NEWCOURT FINANCIAL USA INC.


                         By: _________________________________
                             Printed Name:______________________
                             Title: ____________________________


                         By: _________________________________
                             Printed Name:______________________
                             Title: ____________________________

                                                                      Exhibit B
                                                              Transfer and Sale
                                                                      Agreement


                        FORM OF SUBSEQUENT PURCHASE AGREEMENT



     SUBSEQUENT PURCHASE AGREEMENT (the "AGREEMENT"), dated as of [_____], [____], by and among Newcourt Receivables Corporation II, a Delaware corporation (the "TRUST DEPOSITOR") and Newcourt Financial USA Inc., a Delaware corporation ("NEWCOURT USA" or the "SELLER"), pursuant to the Transfer and Sale Agreement referred to below.

                                     WITNESSETH:

     WHEREAS, the Trust Depositor and the Seller are parties to the Transfer and Sale Agreement, dated as of October [ ], 1998 (the "TRANSFER AND SALE AGREEMENT");



     WHEREAS, pursuant to the Transfer and Sale Agreement, the Seller wishes to sell the Subsequent Contracts to the Trust Depositor, and the Trust Depositor wishes to purchase the same, for the purchase price set forth in SECTION 3 below; and



     WHEREAS, the Seller has timely delivered an Addition Notice related to such conveyance as required in the Pooling and Servicing Agreement dated as of October [ ], 1998 among Newcourt USA (in the capacity of Servicer thereunder), the Trust Depositor and the Indenture Trustee as defined therein (the "POOLING AND SERVICING AGREEMENT").


     NOW, THEREFORE, the Seller and the Trust Depositor, hereby agree as follows:

     SECTION 1. DEFINED TERMS. Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement unless otherwise defined herein.

               "SUBSEQUENT CUTOFF DATE" shall mean, with respect to the Subsequent Contracts transferred hereby, [________].

               "SUBSEQUENT CONTRACTS" shall mean, for purposes of this Agreement, the Subsequent Contracts listed in the Subsequent List of Contracts attached hereto as Exhibit A.

               "SUBSEQUENT TRANSFER DATE" shall mean, with respect to the Subsequent Contracts transferred hereby, [________].

     SECTION 2. SUBSEQUENT LIST OF CONTRACTS. The Subsequent List of Contracts attached hereto as Exhibit A is an amendment to the initial List of Contracts attached as EXHIBIT H to the Pooling and Servicing Agreement, as contemplated in the definition of List of Contracts set forth therein. The Subsequent List of Contracts separately identifies (by attached schedule, or marking or other effective identifying designation) the Subsequent Contracts to be transferred pursuant to this Agreement on the Subsequent Transfer Date, and also further separately identifies (by attached schedule, or marking or other effective identifying designation) the related Contract or Contracts with respect to which an Addition Event or Substitution Event has occurred and which Contracts are being deleted from the List of Contracts by virtue of the delivery of the Subsequent List of Contracts.

     SECTION 3. TRANSFER OF SUBSEQUENT CONTRACTS. Subject to and upon the terms and conditions set forth in Section 2.04 of the Transfer and Sale Agreement and this Agreement, the Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Trust Depositor, in consideration of the Trust Depositor's (x) payment of $__________ as the purchase price therefor, representing the prepayment proceeds received with respect to the related Addition Event (if applicable) or (y) release and redelivery to the original applicable Seller of the related Contract Assets with respect to which a Substitution Event has occurred (if applicable):

          (i) the Subsequent Contracts identified in the related Addition Notice, and all monies due or to become due in payment of such Contracts on and after the related Subsequent Cutoff Dates, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Scheduled Payments due prior to the related Cutoff Date and any Excluded Amounts;

          (ii) the Equipment related to such Contracts and, in the case of any Vendor Loan, related Applicable Security, including all proceeds from any sale or other disposition of such Equipment (but subject to the exclusion and release herein of Excluded Amounts) and any Guaranteed Residual Investment;

          (iii) the Contract Files;

          (iv) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder under any Vendor Agreements with the Seller and under any guarantee or similar credit enhancement with respect to such Contracts;

          (v)  all Insurance Proceeds with respect to each such Contract; and

          (vi) all income from and proceeds of the foregoing.

It is the intention of the Seller and the Trust Depositor that the transfer contemplated by this Agreement shall constitute a sale of the Subsequent Contracts from the Seller to the Trust Depositor, conveying good title thereto free and clear of any Liens, and that the Subsequent Contracts shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy or similar law.

     SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE SELLER. (a) The Seller hereby represents and warrants to the Trust Depositor that the representations and warranties of the Seller in Section 3.01 of the Transfer and Sale Agreement are true and correct as of the Subsequent Transfer Date.

     (b) Each Seller hereby jointly and severally repeats and remakes with respect to the Subsequent Contracts as of the Subsequent Transfer Date, the representations and warranties set forth in the Transfer and Sale Agreement and deemed to be made with respect to such Subsequent Contracts thereunder.

     (c) Seller hereby represents and warrants that (i) the ADCB of the Subsequent Contracts listed on the Subsequent List of Contracts and conveyed to the Trust Depositor pursuant to this Agreement is $__________ as of the Subsequent Cutoff Date, and (ii) the conditions set forth in Section 2.04(b) of the Pooling and Servicing Agreement have been satisfied as of the Subsequent Transfer Date.

     SECTION 5. RATIFICATION OF AGREEMENT. As supplemented by this Agreement, the Transfer and Sale Agreement is in all respects ratified and confirmed and, as so supplemented by this Agreement, shall be read, taken and construed as one and the same instrument.

     SECTION 6. COUNTERPARTS. This Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

     SECTION 7. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.


                               [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.


                         NEWCOURT RECEIVABLES CORPORATION II


                         By:
                            -----------------------------------------
                             Printed Name:
                             Title:


                         By:
                            -----------------------------------------
                             Printed Name:
                             Title:



                         NEWCOURT FINANCIAL USA INC.


                         By:
                            -----------------------------------------
                             Printed Name:
                             Title:


                         By:
                            -----------------------------------------
                             Printed Name:
                             Title: